UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2020

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582-6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRCQ	OTC Pink Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on May 18, 2020, Centric Brands Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Chapter 11 Cases are being jointly administered under the caption In re Centric Brands Inc., et al., No. 20-22637 (SHL).  On May 29, 2020, the Debtors filed a Joint Chapter 11 Plan of Reorganization in the Bankruptcy Court.  On July 6, 2020, the Debtors filed an amended Joint Chapter 11 Plan of Reorganization.  On July 16, 2020, the Debtors filed a Second Amended Joint Chapter 11 Plan of Reorganization.  On July 24, 2020, the Debtors filed a Third Amended Joint Chapter 11 Plan of Reorganization.  On September 12, 2020, the Debtors filed a Fourth Amended Joint Chapter 11 Plan of Reorganization.  On September 18, 2020, the Debtors filed a Fifth Amended Joint Chapter 11 Plan of Reorganization.

On September 21, 2020, the Bankruptcy Court entered an order (as it may be amended, supplemented or otherwise modified from time to time, the “Confirmation Order”) approving and confirming the Fifth Amended Joint Chapter 11 Plan of Reorganization of Centric Brands Inc., et al. Pursuant to Chapter 11 of the Bankruptcy Code (the “Confirmed Plan”).  The Debtors expect that the effective date of the Confirmed Plan will occur once all conditions precedent to the Plan have been satisfied (defined in the Plan as the “Effective Date”).  Capitalized terms used but not defined in this report on Form 8-K shall have the meanings given to them in the Confirmation Order and the Confirmed Plan.  The Confirmed Plan reflects the terms of certain settlements among the Debtors and various creditor constituencies that were accepted by the Debtors and such creditors, and approved by the Bankruptcy Court as, among other things, being fair, equitable and reasonable and in the best interests of the Debtors, their respective Estates, and holders of Claims and Interests.

Summary of the Plan

The following is a summary of the material terms of the Confirmed Plan as approved and confirmed by the Bankruptcy Court.  This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan.  This summary is qualified in its entirety by reference to the full text of the Confirmation Order, which includes the Confirmed Plan as an exhibit, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Among other things, the Confirmed Plan provides for:

a.	Payment in full of Allowed Administrative Claims;
b.	Conversion of all Allowed DIP Claims into claims arising under the certain of the Exit Facilities;
c.	Satisfaction of PNC Securitization Facility Claims either (i) in the ordinary course of business or (ii) through Cash payments in an amount equal to the full amount of such Claims;
d.

Receipt by each Holder of a First Lien Term Loan Claim of (i) an exchange of the face amount of its Allowed First Lien Term Loan Claim for indebtedness under the Exit First Lien Term Loan Facility and (ii) its pro rata share of 30% of Reorganized Centric Equity Interests;

e.	Receipt by each Holder of a Second Lien Secured Claim of its pro rata share of 70% of Reorganized Centric Equity Interests;
f.	Cash distributions to Holders of Hudson Notes Claims and General Unsecured Claims; and

g.	Cancellation of existing equity interests in the Company, including the Company’s issued and outstanding common stock.

In connection with effecting the distributions to holders of Hudson Notes Claims and General Unsecured Claims, on the Effective Date, (a) the Debtors shall establish and fund the Claims Cash Pool Account, which shall be held in trust for Pro Rata distributions on account of Allowed General Unsecured Claims or Allowed Hudson Notes Claims and (b) the Committee shall appoint the Creditors’ Oversight Administrator who will have certain duties and rights with respect to, among other things, the reconciliation, allowance, and settlement of Claims by or on behalf of (and in consultation with) the Reorganized Debtors.

Treatment of Common Stock

On the Effective Date pursuant to the Confirmed Plan, all outstanding equity interests in the Company will be cancelled and holders of the common stock will not receive a distribution on account of their equity interests.  Following the Effective Date, Reorganized Centric intends to file a Form 15 with the Securities and Exchange Commission to provide notice of the suspension of its reporting obligation under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing a Form 15, Reorganized Centric will immediately cease filing any further periodic reports under the Exchange Act.

Equity Structure of Reorganized Debtors

On or prior to the Effective Date, Centric Brands Inc. shall be converted into a limited liability company formed under the laws of the State of Delaware.

Assets and Liabilities

In the Company’s most recent monthly operating report filed with the Bankruptcy Court on September 15, 2020, the Company reported total assets of $1,928,877,700 and total liabilities of $2,453,669,400 as of August 31, 2020. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This financial information should not be viewed as indicative of future results.  The August 2020 Monthly Operating Report is furnished with this Current Report on Form 8-K as Exhibit 99.2. While every effort has been made to assure the accuracy and completeness of the August 2020 Monthly Operating Report, errors or omissions may have inadvertently occurred and the Company reserves the right to amend the August 2020 Monthly Operating Report as necessary.

Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and uncertainties referenced from time to time in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with the Chapter 11 Cases.  The Company therefore cautions readers against relying on these forward-looking statements.  All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements.  All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description

99.1

Order Confirming the Fifth Amended Joint Chapter 11 Plan of Reorganization of Centric Brands Inc., et al. pursuant to Chapter 11 of the Bankruptcy Code, including such Fifth Amended Joint Chapter 11 Plan of Reorganization

99.2	August 2020 Monthly Operating Report of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.

Date: September 24, 2020	By:	/s/ Anurup Pruthi
	Name:	Anurup Pruthi
	Title:	Chief Financial Officer